SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                September 9, 2002
                                -----------------
                                 Date of Report

                        (Date of Earliest Event Reported)

                                ALTERNET SYSTEMS, INC.
               ----------------------------------------------------
              (Exact name of Registrant as Specified in its Charter)

                #280-815 West Hastings Street, Vancouver, BC, V6C 1B4
                -----------------------------------------------------
                      (Address of Principal Executive Offices)

                                  604-608-2700
                          -----------------------------
                         (Registrant's Telephone Number)


                           North Pacific Capital Corp.
             #280-815 West Hastings Street, Vancouver, BC, V6C 1B4
             -----------------------------------------------------
                        (Former name and former address)


            NEVADA                    000-31909                 88-0473897
-------------------------------      -----------         ----------------------
(State or other Jurisdiction of      (Commission            (I.R.S. Employer
Incorporation or Organization)       File Number)        Identification Number)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.  ACQUISITIONS OR DISPOSITIONS

Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.  OTHER EVENTS

The Registrant has disseminated to the public a press release summarizing some of its progress to date. The press release is attached.

ITEM 6.  RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press release of the Registrant dated April 10, 2003 concerning Registrant's progress to date.

ITEM 8.  CHANGE IN FISCAL YEAR

Not applicable.


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                                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Alternet Systems Inc.

                                        By:    /s/ Griffin Jones
                                        Griffin Jones, Director and
                                        Secretary

Dated:  April 10, 2003

                                    EXHIBITS


EXHIBIT 99.1
PRESS RELEASE DATED APRIL 10, 2003

                             ALTERNET SYSTEMS INC.
                          610-815 West Hastings Street
                             Vancouver B.C.,V6C 1B4

                                 NEWS RELEASE

NASD-OTCBB: ASYI                                                 April 10 2003

                 SCHOOLWEB INSTALLED IN BURNABY SCHOOL DISTRICT

Alternet Systems Inc. (OTCBB:ASYI) announces that it has completed installation of SchoolWebTM in Burnaby School District, located near Vancouver, B.C., Canada. Burnaby School District has 52 schools with an enrollment of 25,000 students.

SchoolWebT is a high-speed internet access system that solves a problem common to most schools in North America: extremely slow access to the Internet. This prevents teachers from using the Internet for teaching and students from using the Net for research at school.

Reliable, super-fast access to web pages is achieved by SchoolWeb's sophisticated Linux-based caching software and unique system architecture.

Additional features of SchoolWebT include: e-mail for every student and teacher, streaming video, firewall protection and all network services. Rural and remote schools can receive high-speed Internet through SchoolWeb's 2-way satellite option.

SchoolWebT is a Hewlett Packard Solution Partner Product and is currently operating in 75 schools in Canada. Alternet has signed a distribution agreement with MicroAge, a national distributor of computer systems in Canada.

There are over 140,000 public and private schools in the US and Canada.

Alternet Systems Inc. is also a leading provider of high-speed Internet access systems for rural and remote communities. Alternet ISP products CommunityWeb and InterLink deliver high-speed Internet access to these communities at an affordable price.

Alternet Systems Inc. is listed on the NASD OTC Bulletin Board, trading symbol:
ASYI.

For further information contact Investor Relations at (866) 608-2540 or www.alternetsystems.com.

On Behalf of the Board of Directors

ALTERNET SYSTEMS INC.

/s/ Michael Dearden
Michael Dearden
President

Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the Company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements.


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